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                          SUPPLEMENT TO PROSPECTUS OF
                   NORTH AMERICAN SENIOR FLOATING RATE FUND
                             Dated April 13, 1999


     CypressTree Asset Management Corporation ("CAM") has informed the Fund that CypressTree Investments, Inc. ("CypressTree"), CAM's parent company, expects to sell substantially all of CypressTree's assets, including all of the stock of CAM, the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation. The acquisition by American General Corporation of CypressTree's assets (the "Acquisition") is expected to occur in March of 2000. American General Corporation is a part of American General Financial Group, a financial services company with approximately $115 billion in assets and over $6 billion in total stockholders' equity.

     The Acquisition will result in the termination of (i) the investment advisory agreement between CAM and the Fund, (ii) the subadvisory agreement between CAM and CypressTree Investment Management Company, Inc. ("CIMCO"), and
(iii) the distribution agreement between North American Funds and CFD.

     At a meeting of the Board of Directors of the Fund (the "Board") on February 27, 2000, the Board took several actions described below.

Investment Advisory, Subadvisory, and Distribution Agreements

     The Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund, in order to allow AGAM to continue to serve as investment adviser to the Fund after the Acquisition. Under the Investment Company Act, however, AGAM may continue to serve as the investment adviser for the Fund beyond an interim period of 150 days only if shareholders of the Fund approve a new investment advisory agreement. Accordingly, the Board has voted to call a special meeting of shareholders for June 1, 2000 (the "June Shareholder Meeting") to vote on adoption of a new two-year investment advisory agreement with AGAM.

     The Board also approved an interim subadvisory agreement between CAM and CIMCO, in order to allow CIMCO to continue to serve as subadviser to the Fund after the Acquisition. Under the Investment Company Act, however, CIMCO may continue to serve as the investment adviser for the Fund beyond an interim period of 150 days only if shareholders of the Fund approve a new investment advisory agreement. Shareholders will be asked to approve a new two-year subadvisory agreement with CIMCO at the June Shareholder Meeting.

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     CFD, under its new name American General Funds Distributors, Inc. ("AGFD"), will continue to serve as the distributor of the Fund's shares since the Acquisition. The Board approved a new distribution agreement substantially similar to the Fund's previous distribution agreement with CFD (shareholder approval of the new distribution agreement is not required under the Investment Company Act).

Board of Directors

     Bradford K. Gallagher, Chairman of the Board and President of CAM, is expected to resign from the Board upon consummation of the Acquisition. Alice
T. Kane, President of American General Fund Group, was appointed by the Board as a Director of the Fund and Chairman of the Board, effective upon the resignation of Mr. Gallagher. Additionally, the Board nominated six additional Directors to be proposed for election, along with Ms. Kane, at the June Shareholder Meeting. Two of these nominees would replace current Directors (Arthur S. Loring and William F. Achtmeyer) who are expected to resign effective upon their successors' election. If shareholders approve the nominees, the Board will increase in size from five to nine Directors.

Fee Waiver

     Effective March 7, 2000, CFD has voluntarily agreed to waive its fees such that Distribution Fees and Total Fund Operating Expenses will equal 0.05% and 1.40%, respectively, for its Class B Shares, and 0.05% and 1.40%, respectively, for its Class C Shares. This voluntary waiver will continue until further notice.

                                   March 7, 2000

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